Ex. 10.1

                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of March 1, 1999, by and among TOWER REALTY OPERATING PARTNERSHIP, L.P. (the "Borrower"), FLEET NATIONAL BANK, as Administrative Agent (the "Administrative Agent"), MERRILL LYNCH & CO., as Syndication Agent and Arranger (the "Syndication Agent and Arranger"), NATIONSBANK, N.A., as Documentation Agent (the "Documentation Agent") and the BANKS listed on the signature pages hereof.

                              W I T N E S S E T H:

          WHEREAS, the Borrower and the Banks have entered into the Revolving Credit Agreement, dated as of October 20, 1997 (the "Credit Agreement"); and

          WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

          1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, and the following terms shall have the respective meanings set forth below:
               "810 7th Avenue" means 810 7th Avenue, L.P., a New York limited partnership and a Wholly-Owned Subsidiary of Borrower, having an address c/o


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



                Tower Realty Trust, Inc., 292 Madison Avenue, 3rd Floor, New York, New York 10017.

                "First Boston" means Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company.

                "First Boston Assignment of Leases and Rents" means the Assignment of Leases and Rents, dated as of December 31, 1997, made by 810 7th Avenue, as assignor, in favor of First Boston, as assignee, securing the First Boston Notes, as assigned to Norwest.

                "First Boston Loan" means, collectively, the loans evidenced by the First Boston Notes.

                "First Boston Loan Agreement" means the Loan Agreement, dated as of December 31, 1997, by and between 810 7th Avenue, as borrower, and First Boston, as lender, pursuant to which First Boston made the First Boston Loan to 810 7th Avenue, as assigned to Norwest.

                "First Boston Loan Documents" means, collectively, the First Boston Loan Agreement, the First Boston Notes, the First Boston Mortgage, the First Boston Assignment of Leases and Rents and all other agreements, documents and instruments evidencing, securing or perfecting security interests granted in connection with the First Boston Loan, as assigned to Norwest.

                "First Boston Mortgage" means the Mortgage Consolidation, Modification, Extension and Security Agreement, dated as of December 31, 1997, by 810 7th Avenue, as mortgagor, in favor of First Boston, as mortgagee, securing the First Boston Notes, as assigned to Norwest.

                "First Boston Notes" means, the Consolidated, Amended and Restated Mortgage Note in the original principal amount of $100,000,000, dated as of December 31, 1997, by 810 7th Avenue, as maker, in favor of First Boston, as payee, as endorsed to Norwest.


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



                "First Boston Retained Loan Documents" means, collectively, the First Boston Loan Agreement, the First Boston Notes and the First Boston Mortgage.

                "Norwest" means Norwest Bank Minnesota, National Association, as trustee under the Pooling and Servicing Agreement dated June 12, 1998 for the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-FL1.

          2. Applicable Margin. The definition of "Applicable Margin" is hereby deleted and the following substituted therefor:

                "Applicable Margin" means, with respect to each Euro-Dollar Loan or Base Rate Loan, the respective percentages per annum determined as of the Closing Date and thereafter at any time, based on the Leverage Ratio as of the date of determination, in accordance with the table set forth below. Any change in the Leverage Ratio shall be effective as of the financial reporting dates set forth in Section 5.1 hereof or as of the date of any Borrowing on which the Leverage Ratio changes.



                      Applicable Margin     Applicble
                      for Base Rate         Margin for Euro-
                      Loans                 Dollar Loans
  Leverage Ratio      (% per annum)         (% per annum)
-------------------  --------------------  ----------------------
<30%                      0.000                     1.250
30% to <45%               0.125                     1.375
45% to <55%               0.375                     1.625


                Notwithstanding the foregoing, however, if the sale of the outstanding shares of the Company to Reckson Associates Realty Corp., or an af-filiate thereof, shall not have closed on or before May 31, 1999, then the Applicable Margin, as of May 31, 1999, shall be as follows:


                     Applicable Margin   Applicable
                     for Base Rate       Margin for Euro-
                     Loans               Dollar Loans
  Leverage Ratio     (% per annum)       (% per annum)
------------------  ------------------  ----------------------
<30%                      0.000                 1.625
30% to <45%               0.125                 1.750
45% to <55%               0.375                 2.000


          3. Amendment and Commitments. (a) The following definition is hereby inserted after the definition of "Financial Statements":

                "First Amendment to Revolving Credit Agreement" means the First Amendment to Revolving Credit Agreement, dated as of March 1, 1999, by and among Borrower, Administrative Agent and the Banks, amending this Agreement.

                (b) The definition of "Commitment" is hereby deleted and the following substituted therefor:

                "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages of the First Amendment to Revolving Credit Agreement (and for each Bank which is an Assignee, the amount set forth in the Assumption Agreement entered into pursuant to Section 9.6(c) as the Assignee's Commitment), as such amount may be reduced from time to time pursuant to Section 2.10(e) or in connection with an assignment to an Assignee.

          4. Loan Amount. The definition of "Loan Amount" is hereby deleted and the following substituted therefor:

                     "Loan Amount" shall mean the amount of One
                     Hundred Sixty-Five Million Dollars
                     ($165,000,000).

          5. Maximum Loan Amount. The Definition of "Maximum Loan Amount" is hereby deleted and the following substituted therefor:

                "Maximum Loan Amount" means the Loan Amount, as the Loan Amount may be reduced pursuant to Section 2.10(e), less the amount of the Mortgage Loan outstanding from time to time under the Restated Mortgage Note (as split pursuant to the Split Notes).

          6. Mortgage Loan. (i) (a) The following definition is hereby inserted after the definition of "Assignee":

               "Assignment of Leases and Rents" means the Assignment of Leases and Rents, dated as of March 1, 1999, by the Borrower, as assignor, in favor of Administrative Agent for the benefit of the Banks, as assignee.

           (b) The following definitions are hereby inserted after the definition of "Minority Holdings":

                "Mortgage" means the Amended and Restated Mortgage, dated as of March 1, 1999, by the Borrower, as mortgagor, in favor of Administrative Agent for the benefit of the Banks, as mortgagee, pursuant to which the First Boston Mortgage (as defined in the First Amendment to Revolving Credit Agreement) has been restated.

                "Mortgage Loan" means the loan, in the principal amount of $60,000,000, made by the Banks to Borrower as of March 1, 1999, evidenced and secured by the Mortgage Loan Agreement, the Restated Mortgage Note, the Mortgage, the Assignment of Leases and Rents and the other security agreements referred to therein.

                "Mortgage Loan Agreement" means the Mortgage Loan Agreement, dated as of March 1, 1999, by and among Borrower, the Banks and the Administrative Agent, pursuant to which the Banks have made the Mortgage Loan to the Borrower.

                "Mortgage Loan Guaranty" means the Unconditional Mortgage Loan Guaranty Agreement, dated as of March 1, 1999, by the Company, as the same may be amended, supplemented, modified or restated from time to time.

                "Mortgage Loan Title Policy" means the mortgagee's policy of title insurance issued by Commonwealth Land Title Insurance Company insuring for the benefit of the Administrative Agent the Lien of the Mortgage in the amount of $60,000,000 acceptable to the Administrative Agent and dated the Effective Date.

           (c)  The  following   definitions   are  hereby  inserted  after  the
definition of "Required Banks":

                "Restated Mortgage Note" means the Consolidated Amended and Restated Mortgage Note, in the original principal amount of $60,000,000.00, dated as of March 1, 1999, by the Borrower, as maker, in favor of Administrative Agent for the benefit of the Banks, as payee, pursuant to which the First Boston Notes (as defined in the First Amendment to Revolving Credit Agreement) have been consolidated, amended and restated in their entirety.

           (d)  The  following   definitions   are  hereby  inserted  after  the
definition of "Solvent":

                "Split Note" means a Split Mortgage Note, dated as of March 1, 1999, by the Borrower, as maker, in favor of a Bank, as payee, pursuant to which a portion of the Restated Mortgage Note has been split from the indebtedness thereunder and become payable to such Bank, the aggregate of the respective principal amounts of each Split Note being equal to the principal amount of the Restated Mortgage Note and all of such split notes being referred to herein as the "Split Notes".

           (e) For all purposes under the Credit Agreement, including without limitation all restrictions on the numbers and types of Borrowings which may be outstanding under the Credit Agreement, the Mortgage Loan shall be included as a Base Rate Loan or a Euro-Dollar Loan in accordance with the interest rate election made by the Borrower under the Mortgage Loan Agreement.

          7. Permitted Liens. The definition of "Permitted Liens" is hereby amended to add the following after clause (f) thereof; "; and (g) the Lien on the Unencumbered Asset commonly known as 810 Seventh Avenue, New York, New York created by the Mortgage."

          8. Unencumbered Assets. Exhibit B to the Credit Agreement is hereby deleted and Exhibit B annexed hereto and made a part hereof is substituted therefor. The fact that the Unencumbered Asset commonly known as 810 Seventh Avenue, New York, New York is encumbered by the Mortgage and is the subject of the Mortgage Loan notwithstanding, for all purposes under the Credit Agree-ment such asset is and shall be an Unencumbered Asset. For the avoidance of doubt, the indebtedness constituting the Mortgage Loan shall be included for the purpose of determining Total Outstanding Unsecured Indebtedness under the Credit Agreement. For the purposes of the calculation of the Commitment Fee, the amount outstanding under the Mortgage Loan shall be deemed to be drawn Commitments under the Credit Agreement.

          9. Dividends. Section 5.9(h) of the Credit Agreement is hereby deleted and the following substituted therefor:

               (h) Dividends. The Company shall not declare or make any dividends or other payments or distributions other than dividends at the Company's regular dividend rate from time to time and stated dividends on the Company's preferred stock; provided, however, that the Company shall not declare dividends other than in the ordinary course of its business and provided, further that such dividends in any fiscal quarter shall not be in excess of 95% of its "Funds From Operations" (as defined, from time to time, by NAREIT), provided further, however that the Company may declare dividends in excess thereof to maintain its status as a real estate investment trust under the Code.

          10. Release of 810 Seventh Avenue; Assignment of Mortgage. Notwithstanding anything contained in the Credit Agreement, including, without limitation, Section 5.12 and 5.13 thereof, to the contrary, other than in connection with the repayment in full of the Obligations and the termination of the Commitments and the return of any Letter of Credit, the consent of the Required Banks shall be required in order for the Borrower to obtain a release of the property commonly known as 810 Seventh Avenue, New York, New York from the terms of the Credit Agreement as an Unencumbered Asset, or to sell the same.

          11. Events of Default. Section 6.1 of the Credit Agreement is hereby amended by deleting the word "or" at the end of clause (o) thereof and the period (".") at the end of clause (p) thereof and by adding the following after clause (p) thereof:

               "; or

               (q) an "Event of Default" (as such term is defined in the Mortgage Loan Agreement) occurs under the Mortgage Loan Agreement."

          12. Effective Date. This Amendment shall become effective when each of the following conditions is satisfied (or waived by the Required Banks) (the date such conditions are satisfied or waived being deemed the "Effective Date"):

                (a) the Borrower shall have executed and delivered to the Administrative Agent a duly executed original of this Amendment;
                (b) the Borrower shall have (i) caused 810 7th Avenue to have
                (A) conveyed to the Borrower
                fee title to the real property and improvements thereon identified as Block 1024, Lot 38 by the Tax Map of the City of New York, commonly known as 810 7th Avenue, New York, New York, and (B) assigned to the Borrower (and the Borrower shall have assumed) its interest in the Air Rights Leases (as defined in the Mortgage), in each case subject to the First Boston Loan (collectively, the "Conveyance") and (ii) assumed the borrower's obligations under the First Boston Loan and First Boston Loan Documents (the "Assumption");
                (c) the Borrower shall have caused Norwest to terminate the First Boston Loan Documents other than the First Boston Retained Loan Documents, shall have caused Norwest to assign the First Boston Retained Loan Documents to the Administrative Agent for the benefit of the Banks and shall have caused Norwest to deliver to the Administrative Agent originals of the First Boston Retained Loan Documents and the assignments thereof;
                (d) the Banks shall have funded in connection with the making of the Mortgage Loan to pur-chase the First Boston Loan, the amounts equal to the principal amounts of their respective Split Notes, aggregating $60,000,000.00;
                (e) the Borrower shall have paid to Norwest, from cash on hand at the Borrower or the Company, an amount sufficient to satisfy all principal, interest and other monetary obligations owing to Norwest under the First Boston Loan in excess of $60,000,000.00;
                (f) the Borrower shall have delivered to the Administrative Agent a duly executed original of each of the Mortgage Loan Agreement, the Restated Mortgage Note, the Mortgage and the Assignment of Leases and Rents, together with duly executed originals of any applicable Section 255 Affidavits or other applicable affidavit, and UCC-1 Financing Statements;
                (g) the Borrower shall have delivered to the Administrative Agent duly executed originals of each of the Split Notes;
                (h) the Borrower shall have caused Commonwealth Land Title Insurance Company to issue the Mortgage Loan Title Policy and shall have paid the premium therefor;

                (i) the Required Banks shall have executed and delivered to the Administrative Agent a duly executed original of this Amendment;
                (j) each of the Banks shall have executed and delivered to the Administrative Agent a duly executed original of the Mortgage Loan Agreement;
                (k) the Company shall have executed and delivered to the Administrative Agent a duly executed original of the Confirmation of Guaranty and of the Mortgage Loan Guaranty;
                (l) the Borrower shall have delivered to the Administrative Agent copies of the Air Rights Leases (including the original leases and all amendments and modifications to date), certified as true and correct;
                (m) the Borrower shall have delivered to the Administrative Agent the survey of the real property which is the subject of the Mortgage, a copy of which has previously been delivered to the Administrative Agent, reflecting the certification of the registered surveyor which prepared such survey operating to the benefit of the Administrative Agent, Commonwealth Land

                Title Insurance Company and their successors and assigns;
                (n) the Administrative Agent shall have received opinions of Battle Fowler, counsel for the Borrower, acceptable to the Administrative Agent and its counsel with respect to this Amendment and the Mortgage Loan;
                (o) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower and 810 7th Avenue, the authority for and the validity of the Conveyance, the Assumption, this Amendment, the Mortgage Loan Agreement, the Restated Note, the Split Notes, the Mortgage, the Assignment of Leases and Rents and the other documents and instruments executed in connection therewith, and any other matters relevant hereto or to the Mortgage Loan, all in form and substance reasonably satisfactory to the Administrative Agent. Such documentation shall include, without limitation, the limited partnership agreement, certificate of incorporation, by-laws and resolutions (or other orga-nizational documents) of the Borrower, 810 7th Avenue and the Company, as amended, modified or supplemented prior to the Effective Date, each certified to be true, correct and complete by an officer of the Company, as of a date not more than ten
                (10) days prior to the Effective Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of Delaware with respect to the Borrower, 810 7th Avenue and the Company, each to be dated not more than ten (10) days prior to the Effective Date;
                (p) the Administrative Agent shall have received all certificates, agreements and other documents and papers referred to in this Amendment, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Administrative Agent in its reasonable discretion;
                (q) the Administrative Agent shall have received UCC Searches, ordered by the Borrower, with respect to the Borrower, 810 7th Avenue and the Company;

                (r) the Borrower, 810 7th Avenue and the Company shall have taken all actions required to authorize (i) the Conveyance and the Assumption, and (ii) the execution and delivery of this Amendment, the Mortgage Loan Agreement, the Restated Note, the Split Notes, the Mortgage, the Assignment of Leases and Rents, the Mortgage Loan Guaranty, the Confirmation of Guaranty and the other documents executed in connection herewith and the performance thereof by the Borrower and the Company;
                (s) the Administrative Agent shall have received, for its and all other Banks' account, a fee equal to 0.25% of the Commitments (as reduced pursuant to this Amendment), and its reasonable fees and expenses accrued through the Effective Date, including, without limitation, those of Skadden, Arps, Slate, Meagher & Flom LLP;
                (t) the representations and warranties of the Borrower contained in the Credit Agreement shall be true and correct in all material respects on and as of the Effective Date, both before and after giving effect to the Loans to be funded as of the Effective Date; and
                (u) receipt by the Administrative Agent and the Banks of a certificate of an officer of the Borrower certifying that the Borrower is in compliance with all covenants of the Borrower contained in the Credit Agreement, including, without limitation, the requirements of Section 5.9, as of the Effective Date, both before and after giving effect to the Loans to be funded as of the Effective Date.

          13. Estoppel Certificates. Borrower shall use best efforts to deliver to the Administrative Agent, on or before the date which is thirty (30) days after the date hereof, estoppel certificates, in the form previously agreed to by them, duly executed by each of the lessors under the Air Rights Leases. In the event Borrower fails to deliver such estoppel certificates within such time period, Borrower shall, on the day immediately following the end of such 30-day period (and if such day is not a Business Day, then on the next succeeding Business Day), pay to the Administrative Agent, ratably for the account of the Banks, a diligence fee equal to $165,000. Additionally, Borrower shall use commercially reasonable efforts to deliver to the Administrative Agent, on or before the date which is thirty (30) days after the date hereof, estoppel certificates, in the form previously agreed to by them, duly executed by each of Borrower's subtenants for the premises demised under the Air Rights Leases. Borrower shall not be obligated to pay a diligence fee in the event it fails to deliver such subtenant estoppel certificates within such time period. Any provision of the Credit Agreement, as amended hereby, to the contrary notwithstanding, failure of Borrower to deliver the estoppel certificates (whether from lessors or subtenants) pursuant to this Section 13 shall not give rise to an Event of Default; provided, Borrower has made the effort, to the standards set forth in this Section 13, otherwise required hereby to deliver such estoppel certificates.

          14. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

          15. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

          16. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

          17. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

          18. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:                         TOWER REALTY OPERATING PARTNER-
                                       SHIP, L.P.

                                       By:  Tower Realty Trust, Inc.


                                             By: /s/ Lester S. Garfinkel
                                                 -------------------------
                                                 Name: Lester S. Garfinkel
                                                 Title: Executive Vice President
                                                        Finance & Administration
                                                        and Chief Financial
                                                        Officer

BANKS:

Commitment

$20,625,000                       BANK ONE ARIZONA, N.A., as a Bank


                                  By:/s/ Elliot F. Jensen
                                     --------------------
                                  Name: Elliot F. Jensen
                                  Title: Vice President

Commitment
$20,625,000                       FLEET NATIONAL BANK, as a Bank and
                                  as Administrative Agent


                                  By:/s/ James B. McLaughlin
                                     -----------------------
                                  Name: James B. McLaughlin
                                  Title: Vice President

Commitment
$20,625,000                       KEYBANK, NATIONAL ASSOCIATION, as
                                  a Bank


                                  By:/s/ Scott Childs
                                  Name: Scott Childs
                                  Title: AVP

Commitment
$20,625,000                       NATIONSBANK, N.A., as a Bank and
                                  as Documentation Agent


                                  By:/s/ Leslie Furst
                                     ----------------
                                  Name: Leslie Furst
                                  Title: Vice President

Commitment
$20,625,000                       SOCIETE GENERALE, as a Bank



                                  By:/s/ Rick Bower
                                     --------------
                                  Name: Rick Bower
                                  Title: Vice President

Commitment
$16,500,000                          FIRST AMERICAN BANK TEXAS,
                                     S.S.B.,as a Bank


                                     By:/s/ Jeffrey C. Schultz
                                        ----------------------
                                     Name: Jeffrey C. Schultz
                                     Title: Vice President

Commitment
$45,375,000                       MERRILL LYNCH CAPITAL CORPORATION,
                                  as Bank


                                   By:/s/ David Dysenchuly
                                      --------------------
                                   Name: David Dysenchuly
                                   Title: Vice President

                                  MERRILL LYNCH & CO., as
                                  Syndication Agent and Arranger
                                  MERRILL LYNCH, PIERCE, FENNER &
                                  SMITH, INCORPORATED


                                  By:/s/ David Dysenchuly
                                     --------------------
                                  Name: David Dysenchuly
                                  Title: Vice President

                                    EXHIBIT B

                               UNENCUMBERED ASSETS


           286 Madison Avenue, New York, New York

           290 Madison Avenue, New York, New York

           292 Madison Avenue, New York, New York

           100 Wall Street, New York, New York

           120 Mineola Boulevard, Mineola, New York

           Century Plaza, 3225 North Central Avenue, Phoenix,
           Arizona

           5151 East Broadway, Tucson, Arizona

           5750 Major Boulevard, Orlando, Florida

           Maitland Forum, Orlando, Florida

           2601 Maitland Center Parkway, Orlando, Florida

           2603 Maitland Center Parkway, Orlando, Florida

           2605 Maitland Center Parkway, Orlando, Florida

           Blue Cross Blue Shield Building, Phoenix, Arizona

           90 Broad Street, New York, New York

           810 Seventh Avenue, New York, New York